Exhibit 10.16

Execution Copy

DATED 26 AUGUST 2020

FIRST AMENDMENT AGREEMENT TO THE

UP TO £1,000,000,000 FACILITY AGREEMENT DATED 24 OCTOBER 2017

between

AP WIP INTERNATIONAL HOLDINGS, LLC

as Borrower

and

AP WIP INVESTMENTS, LLC

as Parent

and

AP SERVICE COMPANY, LLC

as Servicer

and

GOLDMAN SACHS LENDING PARTNERS, LLC

acting as Agent for the Finance Parties

and

GLAS TRUST CORPORATION LIMITED

acting as Security Agent for the Secured Parties

and

TELECOM CREDIT INFRASTRUCTURE DESIGNATED ACTIVITY COMPANY

as Original Lender

CONTENTS

CLAUSE

1.	Definitions and Interpretation	2

2.	Amendments to the Original Facility Agreement	2

3.	Action By The Lender Hereunder	3

4.	Continuity	3

5.	Security and Guarantees	4

6.	Representations	4

7.	Miscellaneous	4

8.	Third Party Rights	4

9.	Instructions to the Security Agent	4

10.	Incorporation of Provisions from the Original Facility Agreement	5

11.	Governing Law and Jurisdiction	5

THIS FIRST AMENDMENT AGREEMENT (this “Agreement”) is dated 26 August 2020.

PARTIES

(1)	AP WIP INVESTMENTS, LLC, a company formed under the laws of the State of Delaware, U.S.A., with limited liability (registered number 5242986) (the “Parent”);

(2)	AP WIP INTERNATIONAL HOLDINGS, LLC, a company formed under the laws of the State of Delaware, U.S.A., with limited liability (registered number 4991472) (the “Borrower”);

(3)	AP SERVICE COMPANY, LLC, a company formed under the laws of the State of Delaware, U.S.A., with limited liability (registered number 5242568) (the “Servicer”);

(4)	GOLDMAN SACHS LENDING PARTNERS, LLC as agent of the other Finance Parties (the “Agent”);

(5)

GLAS TRUST CORPORATION LIMITED, a limited company incorporated and registered in England and Wales, not in its individual capacity but solely as security agent for the Secured Parties (the “Security Agent”); and

(6)	TELECOM CREDIT INFRASTRUCTURE DESIGNATED ACTIVITY COMPANY as lender (the “Original Lender”).

BACKGROUND

(A)

The Parent, Borrower, Servicer, Agent, Security Agent and the Original Lender entered into a facility agreement dated 24 October 2017 pursuant to which the Original Lender agreed to make available to the Borrower a term loan facility consisting of a Tranche A Loan (made available in Euro) and a Tranche B Loan (made available in Sterling) (the “Original Facility Agreement”).

(B)	The parties have agreed, subject to the terms of this Agreement, to amend the Original Facility Agreement as set out in this Agreement.

(C)	This Agreement is supplemental to the Original Facility Agreement and will be designated as a Finance Document.

IWIP First Amendment Agreement

AGREED TERMS

1.	DEFINITIONS AND INTERPRETATION

1.1.	In this Agreement:

(a)

“Effective Date” means the date on which the Agent notifies the Borrower that it has received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Agent.

1.2.

Unless otherwise provided including, without limitation in this Clause 1 or unless the context otherwise requires, terms defined in the Original Facility Agreement shall have the same meaning when used in this Agreement.

1.3.

The rules of interpretation of the Original Facility Agreement shall apply to this Agreement as if set out in this Agreement, save that references in the Original Facility Agreement to “this agreement” shall be construed as references to this Agreement.

1.4.	Unless the context otherwise requires, references in the Original Facility Agreement to “this agreement” shall be to the Original Facility Agreement as amended by this Agreement.

1.5.	In this Agreement:

(a)	any reference to a “Clause” is, unless the context otherwise requires, a reference to a clause of this Agreement; and

(b)	Clause headings are for ease of reference only.

1.6.	This Agreement is hereby designated a Finance Document by the Borrower and the Agent.

2.	AMENDMENTS TO THE ORIGINAL FACILITY AGREEMENT

2.1.	Each of the parties to this Agreement agrees that, with effect on and from the Effective Date, the Original Facility Agreement will be amended by this Agreement as set out in this Clause 2.

2.2.

The Original Facility Agreement will only be amended if the Agent has received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Agent or receipt of such documents and evidence has been waived by all the Lenders. The Agent shall notify the Borrower promptly after being so satisfied.

2.3.	The definition of “Termination Date” shall be deleted in its entirety and replaced with the following:

“Termination Date” means, in respect of each Tranche (including for the avoidance of doubt any sub tranches), such relevant termination date as set forth in Schedule 1; provided however, for the avoidance of doubt, the Termination Date applicable in respect of any provision contained in Clause 20 and/or Clause 30 shall be the final termination date as set forth in Schedule 1.

IWIP First Amendment Agreement

2.4.

Clause 24 (Changes to the Obligors, release of share pledge Security and additional deposits into the account for restricted cash) of the Original Facility Agreement shall be amended by inserting, immediately following sub-clause (d) therein:

“(e) Notwithstanding anything to the contrary in this Agreement, the Guarantor or an affiliate of the Guarantor may deposit additional amounts of cash into the Account For Restricted Cash (such cash that is deposited shall not be from proceeds of any Loan under this Facility) from time to time to facilitate a Subsidiary to become an Unrestricted Subsidiary related to the removal of Ground Rents from Group 2 Countries. Any amounts deposited into the Account For Restricted Cash in accordance with this Clause 24(e) may be used to make Permitted Acquisitions in accordance with this Agreement or may be withdrawn by the Borrower or the Guarantor on any Payment Date as long as Leverage is at 8.25:1 or lower on the most recent Compliance Certificate after taking into account such withdrawal and without the consent of any Finance Party, provided that: (i) following such withdrawal, the Obligors will be in compliance with Clause 19.1 (Financial Covenants); (ii) no Event of Default has occurred and is continuing or would occur as a result of such withdrawal; (iii) all deposits and withdrawals related to this provision are listed on the next Compliance Certificate immediately after such withdrawal and (iv) the provisions of this Clause 24(e) shall only apply if any individual removal event of Ground Rents from Group 2 Countries referred to above exceeds $750,000 per annum at the time of such removal.”

2.5.	Sub-Clause 20.27(c) shall be amended such that all references to “Minimum Required Amount” are deleted and replaced with “Minimum Required Balance”.

2.6.	Schedule 1 of the Original Facility Agreement shall be deleted in its entirety and replaced with the form set out in Schedule 2 (Schedule 1 (Original Lenders)) to this Agreement.

2.7.

Schedule 12 of the Original Facility Agreement shall be updated by deleting the core concentration criteria in respect of aggregate of unhedged and unmatched currency and replacing it with the following:

The aggregate of unhedged and unmatched currency (measured as a percentage of rent on the quarterly rent tape), including any forward currency hedge of at least 12 months	50% maximum of the principal amount as long as the principal amount outstanding is less than $560m or equivalent and 35% thereafter.

2.8.

Schedule 1 (Relevant Commitment/rights and obligations to be assumed by the Increase Lender) of Schedule 17 of the Original Facility Agreement shall be amended by inserting, immediately following sub-clause (d) therein:

“(e) Termination Date:                 [•]”

3.	ACTION BY THE LENDER HEREUNDER

The Lender confirms and represents that it has received the required Lender consents (being all Lender consent as required under Clause 37.1 (Required Consents) of the Original Facility Agreement).

4.	CONTINUITY

4.1.

Each of the Finance Documents (including, without limitation, the guarantee and indemnity of each Obligor) shall, save as amended in this Agreement, continue in full force and effect, and the Original Facility Agreement shall (from the Effective Date) be read and construed as one document with this Agreement.

4.2.

The rights and obligations of each of the Parties to the Original Facility Agreement and under each of the Finance Documents shall not be discharged, impaired or otherwise affected by this Agreement other than as provided for in this Agreement. Nothing in this Agreement (without prejudice to the terms of the Finance Documents) shall constitute a waiver or release of any right or remedy of the Finance Parties.

IWIP First Amendment Agreement

5.	SECURITY AND GUARANTEES

Each Obligor acknowledges and agrees that with effect from the Effective Date:

(a)

any Security or guarantee given by each Obligor under any Finance Document will be preserved for the benefit of each Finance Party to secure the obligations of the relevant Obligors under the Finance Documents (including this Agreement and the Original Facility Agreement as amended by this Agreement) and will continue in full force and effect notwithstanding the implementation of the amendments set out in this Agreement;

(b)

the Security created under the Transaction Security Documents continues in full force and effect on the terms of the respective Transaction Security Documents notwithstanding the implementation of the amendments set out in this Agreement; and

(c)

each Obligor’s liabilities and obligations arising under the Original Facility Agreement as amended by this Agreement form part of the Secured Obligations (as defined in the Transaction Security Documents).

6.	REPRESENTATIONS

On the date of this Agreement and on the Effective Date, each Obligor confirms that each of the Repeating Representations is true (on the basis that references to the Original Facility Agreement in each case are construed as references to the Original Facility Agreement as amended by this Agreement).

7.	MISCELLANEOUS

This Agreement may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original, but all the counterparts together shall constitute one Agreement.

8.	THIRD PARTY RIGHTS

8.1.

Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or enjoy the benefit of any term of this Agreement. The Account Bank shall have the right to enforce or enjoy the benefit of any term of this Agreement expressed to benefit the Account Bank.

8.2.

Subject to Clause 37.3 (Other Exceptions) in the Original Facility Agreement but otherwise notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

9.	INSTRUCTIONS TO THE SECURITY AGENT

Pursuant to clauses 37.1(a) (Required consents) and 37.2 (All Lender material loan amendment matters) of the Original Facility Agreement, the Borrower and the Original Lender (as the sole Lender), hereby instructs the Security Agent to enter into this Agreement and to consent to the amendments to the Original Facility Agreement as described herein. Each Party other than the Security Agent acknowledges that the Security Agent is entering into this Agreement solely in accordance with the instructions of the Original Lender (as the sole Lender) and the Borrower, and agrees that: (i) by entering into this Agreement the Security Agent does not incur any additional obligation or liability; and (ii) the entry into this Agreement is without prejudice to any indemnity which the Security Agent may have, whether under the documentation relating to the transaction contemplated herein and under the Original Facility Agreement, at law or otherwise.

IWIP First Amendment Agreement

10.	INCORPORATION OF PROVISIONS FROM THE ORIGINAL FACILITY AGREEMENT

The provisions of Clause 26 (The Security Agent) of the Original Facility Agreement will have effect as if set out in full in this Agreement mutatis mutandis.

11.	GOVERNING LAW AND JURISDICTION

11.1.	Governing Law

This Agreement and all non-contractual obligations arising out of or in connection with it shall be governed by English law.

11.2.	Jurisdiction of English courts

(a)

The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to its existence, validity or termination and any non-contractual obligation arising out of or in connection with it) (a “Dispute”).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)

This Clause 11.2 is for the benefit of the Finance Parties and Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.

To the extent allowed by law, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions.

This Agreement has been entered into on the date stated at the beginning of it.

IWIP First Amendment Agreement

Execution Copy

SIGNATURES

The Borrower

AP WIP INTERNATIONAL HOLDINGS, LLC

By:	/s/ Scott G. Bruce
Name:	Scott G. Bruce
Title:	Secretary

Address:	3 Bala Plaza East, Suite 502

Bala Cynwyd, PA 19004

Fax:	+1 (610) 660-4920
Email:	sbruce@dlgix.com

Attn:	Scott G. Bruce

The Parent

AP WIP INVESTMENTS, LLC

By:	/s/ Scott G. Bruce
Name:	Scott G. Bruce
Title:	Secretary

Address:	3 Bala Plaza East, Suite 502

Bala Cynwyd, PA 19004

Fax:	+1 (610) 660-4920
Email:	sbruce@dlgix.com

Attn:	Scott G. Bruce

[Signature page to the first amendment agreement of the facility agreement]

The Servicer

AP SERVICE COMPANY, LLC

By:	/s/ Scott G. Bruce
Name:	Scott G. Bruce
Title:	Secretary

Address:	3 Bala Plaza East, Suite 502

Bala Cynwyd, PA 19004

Fax:	+1 (610) 660-4920
Email:	sbruce@dlgix.com

Attn:	Scott G. Bruce

[Signature page to the first amendment agreement of the facility agreement]

The Agent, acting for the Finance Parties

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Douglas Tansey	By:	N/A
Douglas Tansey Authorized Signatory

Address:	2001 Ross Ave, 29th Floor

Dallas, TX 75201

Telephone:	972-368-2323
Fax:	(646) 769-7829
Email:	gs-dallas-adminagency@ny.email.gs.com
Attn:	SBD Operations

[Signature page to the first amendment agreement of the facility agreement]

The Security Agent, acting for the Secured Parties

GLAS TRUST CORPORATION LIMITED, as Security Agent

By:	/s/ Paul Cattermole
PAUL CATTERMOLE AUTHORISED SIGNATORY

Address:	45 Ludgate Mill

London

EC4M 7JO

Fax:	+44 (0) 20 3070 0113

Attn:	MANAGER TES / AP WIP

[Signature page to the first amendment agreement of the facility agreement]

The Original Lender

TELECOM CREDIT INFRASTRUCTURE

DESIGNATED ACTIVITY COMPANY

By:	/s/ Rolando Ebuna	By:	/s/ Lester Almojuela
	Rolando EBUNA Director		Lester Almojuela Director

Address:	2nd Floor, Palmerston House

Fenian Street Dublin 2

Fax:	+353 1 905 8029

Attn:	The Directors

[Signature page to the first amendment agreement of the facility agreement]